___________________ Shares of Common Stock

CAMPUSU, INC.

UNDERWRITING AGREEMENT

__________ __, 2007

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174
As Representative of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

CampusU, Inc., a corporation organized and existing under the laws of Delaware (the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC is acting as representative (in such capacity, the “Representative”), to sell and issue to the Underwriters an aggregate of _______________ shares (the “Firm Shares”) of its common stock, $0.00041 par value per share (the “Common Stock”). In addition, the Company shall grant to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, an option to purchase up to an aggregate additional amount of __________ shares of Common Stock, representing up to 15% of the Firm Shares (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares.” The Shares are more fully described in the Registration Statement and Prospectus referred to below.

In addition, the Company shall, at the Closing (as defined herein) issue to the Representative or, at the direction of the Representative, to other Underwriters or selling group members or bona fide officers of the Underwriters or selling group members, a warrant or warrants (the “Representative’s Warrant”) to purchase up to an aggregate of ________ shares of Common Stock (6% of the number of Firm Shares sold in the Offering). The Shares and the Representative’s Warrant are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”

1.  Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Additional Closing Date:

Maxim Group LLC
_________________, 2007

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-144034), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission (the “Rules and Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is referred to herein as a “Preliminary Prospectus.” Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” The Preliminary Prospectus dated ________________, 2007, that was included in the Registration Statement at the Time of Sale (as defined below) is referred to herein as the “Sale Preliminary Prospectus”, except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Sale Preliminary Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. For purposes of this Agreement and the Securities Act, “Time of Sale”, means _____ p.m., New York City time, on the date of this Agreement.  The final prospectus in the form first furnished to the Underwriters for use in connection with the Offering is referred to herein as the “Prospectus.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. Any reference herein to the Registration Statement, any Preliminary Prospectus, the Sale Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the effective date of the Registration Statement, the date of such Preliminary Prospectus, the Sale Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Sale Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Sale Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the Offering were or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If, subsequent to the date of this Agreement, the Company or the Representative determine that, at the Time of Sale, the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed to provide an opportunity to purchasers of the Firm Shares to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

Maxim Group LLC
_________________, 2007

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Sale Preliminary Prospectus or the Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus (including the Sale Preliminary Prospectus) was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act), and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the names of the Underwriters appearing in the “Underwriting” section of the Prospectus and the following additional disclosure contained in the “Underwriting” section of the Prospectus: (i) the first paragraph under the heading entitled “Pricing of Securities”, (ii) the second paragraph under the heading entitled “Lock-Ups”, (iii) the final paragraph under the heading entitled “Stabilization” and (iv) all of the paragraphs under the heading entitled “Foreign Regulatory Restrictions on Purchase of Shares” (the “Underwriters’ Information”).

(c) The Company has filed with the Commission a Form 8-A (File Number ___ - ________) providing for the registration under the Exchange Act of the Common Stock. The registration of the Common Stock under the Exchange Act has been declared effective by the Commission on the date hereof.

(d) The documents, exhibits or other materials incorporated or deemed to be incorporated by reference in the Sale Preliminary Prospectus or the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Sale Preliminary Prospectus or the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described, filed or incorporated by reference.

(e) BDO Seidman, LLP (“BDO”), whose reports relating to the Company are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act, the Rules and Regulations and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). BDO is duly registered and in good standing with the PCAOB. BDO has not, during the periods covered by the financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(f) The Shares have been authorized for listing on the Nasdaq Capital Market (“NCM”) and, to the Company’s knowledge, no proceedings have been instituted or threatened which would effect, and no event or circumstance has occurred which is reasonably likely to effect, the listing of the Shares on the NCM.

Maxim Group LLC
_________________, 2007

(g) Except as set forth on Schedule B, the Company has no direct or indirect subsidiaries and owns no equity interest in any other foreign or domestic individual, corporation, trust, general or limited partnership, joint venture, limited liability company or other entity (each, a “Person”). The entities set forth on Schedule B are referred to herein as each, a “Subsidiary” and collectively, the “Subsidiaries.”

(h) Subsequent to the respective dates as of which information is presented in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects (as such prospects are disclosed or described in the Sale Preliminary Prospectus and the Prospectus) of the Company or of any of the Subsidiaries; (B) the long-term debt or capital stock of the Company and the Subsidiaries; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company or any Subsidiary, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

(i) As of the dates indicated in the Sale Preliminary Prospectus and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth therein in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement and the Registration Statement, will be as set forth in the columns headed “Pro Forma” and “Pro Forma As Adjusted” in such section. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable (and those shares of Common Stock issuable upon conversion of the Company’s notes and warrants as described in the Registration Statement and the Prospectus, upon conversion thereof in accordance with their respective terms and as described in the Registration Statement, will be fully paid and non-assessable) and have been duly and validly authorized and issued, in compliance with all applicable state and federal securities laws, rules and regulations and not in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire any Relevant Security from the Company. As used herein, the term “Relevant Security” means any Common Stock or other security of the Company that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

Maxim Group LLC
_________________, 2007

(j) The Shares have been duly and validly authorized and, when issued, delivered and paid for in accordance with this Agreement and as described in the Sale Preliminary Prospectus and the Prospectus on each of the Closing Date and the Additional Closing Date, as applicable, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state and federal securities laws, rules and regulations and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Shares in the Offering. The shares of Common Stock representing the Shares conform to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(k) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except for shareholdings equal to less than 1% of a publicly-traded company, no director, officer or key employee of the Company holds any direct equity, debt or other pecuniary interest in any Person with whom the Company does business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of shares of Common Stock.

(l) The Company has been duly incorporated and validly exists as a corporation in good standing under the laws of the State of Delaware. Each Subsidiary has been duly organized and is validly existing as a company in good standing under the laws of its jurisdiction of formation. The Company and each Subsidiary has all requisite power and authority to carry on its respective business as it is currently being conducted and as described in the Sale Preliminary Prospectus and the Prospectus, and to own, lease and operate its properties. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects (as such prospects are disclosed or described in the Sale Preliminary Prospectus and the Prospectus) of the Company; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

(m) [intentionally omitted]

Maxim Group LLC
_________________, 2007

(n) The Company and each Subsidiary is not: (i) in violation of its certificate of incorporation, by-laws or other organizational documents (including stockholders’, voting or similar agreements), (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (“Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above) for any Lien disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and except, in the case of each of clause (ii) and (iii), for any default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(o) The Company has full right, power and authority to execute and deliver this Agreement, the Representative’s Warrant and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder and to consummate each of the transactions contemplated by each of the Transaction Documents. The Company has duly and validly authorized each of the Transaction Documents and each of the transactions contemplated by the Transaction Documents. Each of the Transaction Documents have been or will be duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(p) The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or its affiliates (as such term is defined in Rule 144 under the Securities Act, “Affiliates”) is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except, in the case of each of clauses (i) and (iii), for any default, violation or event that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Maxim Group LLC
_________________, 2007

(q) The Company and each Subsidiary has all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and each such Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings which will result in or, if decided adversely to the Company, could reasonably be expected to result in the revocation of, or imposition of a materially burdensome restriction on, any Consent or could reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction that has not been adequately disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

(r) The Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, including those relating to transactions with Affiliates, the non-compliance with which would not have a Material Adverse Effect.

(s) All Consents and agreements described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus which authorize and permit the Company to resell products to students, faculty and educational institutions at academic discounts are in full force and effect and no facts or circumstances exist that would be reasonably likely to cause a termination of such Consents or Agreements or the Company to be in violation of such Consents or agreements. Complete and accurate copies of all Consents have previously been provided by the Company to the Representative.

(t) The Representative’s Warrant will conform to the description thereof in the Registration Statement and in the Prospectus and, when sold to and paid for by the Representative in accordance with the Representative’s Warrant, will have been duly authorized and validly issued and will constitute a valid and binding obligation of the Company. The shares of Common Stock issuable upon exercise of the Representative’s Warrant (the “Representative’s Warrant Shares”) have been duly authorized and reserved for issuance upon exercise of the Representative’s Warrant by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Representative’s Warrant, will be validly issued, fully paid, non-assessable and free of preemptive rights.

Maxim Group LLC
_________________, 2007

(u) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement and the Representative’s Warrant or consummation of each of the transactions contemplated by this Agreement and the Representative’s Warrant, including the issuance, sale and delivery of the Shares and the Representative’s Warrant to be issued, sold and delivered hereunder and thereunder, except: (i) the registration under the Securities Act of the Shares and the Representative’s Warrant Shares and the approval for listing of the Shares on the NCM, each of which has become effective and (ii) such Consents as may be required under state securities or blue sky laws, the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. (“FINRA”), or any similar self regulatory organization in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

(v) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(w) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, either individually or in the aggregate, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

(x) The financial statements, including the notes thereto, and any supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. Any supporting schedules included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The other financial and statistical information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and the books and records of the respective entities presented therein.

Maxim Group LLC
_________________, 2007

(y) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in accordance with Regulation S-X under the Securities Act which have not been included as so required. The pro forma and/or as adjusted financial information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(z) The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(aa) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) The Company’s board of directors has validly appointed an audit committee, compensation committee and nominating committee whose composition satisfies the requirements of the rules and regulations of the NCM and the Company’s board of directors and/or audit committee, compensation committee and the nominating committee has each adopted a charter that satisfies the requirements of the NCM. Neither the Company’s board of directors nor the audit committee thereof has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

Maxim Group LLC
_________________, 2007

(cc) The Company is in material compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarb-Ox”), and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by the NCM or any other governmental or self regulatory entity or agency, except for violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, as of the effective date of the Registration Statement: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee, compensation committee and nominating committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

(dd) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, key employee, principal stockholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus which is not so described as required. Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. The Company has not, in violation of Sarb-Ox, directly or indirectly, including through any Affiliate of the Company (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(ee)         (i) Except as previously disclosed to the Representative in writing, no officer, director, or beneficial owner of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any other Affiliate is a member or a person associated, or affiliated with a member of FINRA.

(ii) No proceeds from the sale of the Shares (excluding underwriting compensation) will be paid to any FINRA member, or any persons associated or affiliated with a member of FINRA, except as specifically contemplated herein.

(iii) Except as previously disclosed to the Representative in writing, no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

Maxim Group LLC
_________________, 2007

(ff) As used in this Agreement, the term “Intellectual Property” shall mean all: (A) patents, trademarks, trade names, service marks, trade dress, copyrights and any renewal rights therefor, domain names, mask works, net lists, schematics, technology, trade secrets, know-how, moral rights, computer software programs or applications (in both source and object code form), applications and registrations for any of the foregoing owned by the Company, specifically including but not limited to the proprietary processes embodied in the Company’s pending patents; (B) goodwill associated with trademarks, trade names, service marks and trade dress owned by the Company; (C) software, including, but not limited to, the source code for the Company’s products described in the Prospectus, as well as software, firmware listings, updated software source code, and complete system build software and instructions related to all software owned by the Company; (D) documents, records and files relating to design, end user documentation, manufacturing, quality control, sales, marketing or customer support for all intellectual property described herein owned by the Company; (E) other tangible or intangible proprietary information and materials owned by the Company; and (F) license and other rights in any third party product, intellectual property, proprietary or personal rights, documentation, or tangible or intangible property, including without limitation the types of intellectual property and tangible and intangible proprietary information described in (A) through (E) above (other than license agreements for standard “shrink wrapped, off the shelf,” commercially available, third party products used by the Company) that are owned or held by or on behalf of the Company or that are being, and/or have been, used, or are currently under development for use, in the business of the Company as the same is described in the Registration Statement and the Prospectus. The Intellectual Property belonging or inuring to the benefit of the Company or in which the Company, directly or indirectly, owns any rights is referred to herein as “Company Intellectual Property” and Intellectual Property described in clause (F) above is referred to herein as “Company Licensed Intellectual Property.” Unless otherwise specifically noted, the term “Intellectual Property” shall refer collectively to both the Company Intellectual Property and the Company Licensed Intellectual Property.

(ii) The Company owns, possesses, licenses or has other rights to use, as the case may be, on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s business as the same is described in the Registration Statement and the Prospectus, including, without limitation, and if necessary to carry out such activities, rights to make, use, exclude others from using, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, assign, and sell the Intellectual Property in all geographic locations and fields of use, and to sublicense any or all such rights to third parties, including the right to grant further sublicenses.

(iii) Except as set forth in the Prospectus or the Registration Statement, the Company is not currently, nor, as a result of the execution or delivery of this Agreement, or performance of the Company’s obligations hereunder, will the Company be, in violation of any license, sublicense or other agreement relating to the Intellectual Property to which the Company is a party or otherwise bound. Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, the Company is not obligated to provide any consideration (whether financial or otherwise) to any third party, nor is any third party otherwise entitled to any consideration, with respect to any exercise of rights by the Company or its successors in the Intellectual Property.

Maxim Group LLC
_________________, 2007

(iv) Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, the use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in any Intellectual Property or any other authorized exercise of rights in or to any Intellectual Property by the Company or its licensees does not and, to the knowledge of the Company, will not infringe any copyright, patent, trade secret, trademark, service mark, trade name, firm name, domain name, logo, trade dress, mask work, moral right, other intellectual property right, right of privacy, right of publicity or right in personal or other data of any Person. No claims: (A) challenging the validity or ownership by the Company of any of Company Intellectual Property, or (B) to the effect that the use, reproduction, modification, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any Company Intellectual Property by the Company or its licensees infringes or will infringe on any intellectual property or other proprietary or personal right of any Person have been asserted or, to the Company’s knowledge, are threatened by any Person. Except as set forth in the Prospectus, all registered trademarks included in the Intellectual Property and all copyright registrations held by the Company are valid, enforceable and subsisting. To the Company’s knowledge, there is and has been no unauthorized use, infringement or misappropriation of any of any Intellectual Property by any Person (including, without limitation, any employee or former employee of the Company).

(v) Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, no parties other than the Company possess any current or contingent rights to any source code that is part of any Company Intellectual Property (including, without limitation, through any escrow account).

(vii)  Except as set forth in the Prospectus, the Registration Statement or the exhibits thereto, there is no Person who has created any material portion of, or otherwise have any rights in or to, any Intellectual Property (other than employees of the Company whose work product was created by them entirely within the scope of their employment by the Company and constitutes works made for hire owned by the Company). The Company has secured from all parties who have created any material portion of, or otherwise have any rights in or to, any Intellectual Property valid and enforceable written assignments or licenses of any such work or other rights to the Company.

(viii)  The Company has obtained legally binding written agreements from all employees of the Company and third parties with whom the Company has shared confidential proprietary information: (A) of the Company, or (B) received from others that the Company is obligated to treat as confidential, which agreements require such employees and third parties to keep such information confidential.

(gg) Neither the Company nor, to the Company’s knowledge, any of the Company’s directors, officers or employees has violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

Maxim Group LLC
_________________, 2007

(hh) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement.

(ii) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(jj) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(kk) Except as disclosed in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees or Affiliates that may be aggregated with or otherwise affect the Underwriters’ compensation as determined by FINRA.

(ll) The Company owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration, the Sale Preliminary Prospectus and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or such as do not or will not (individually or in the aggregate) have a Material Adverse Effect. Any real property and buildings held under lease or sublease by the Company is held pursuant to valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company.

Maxim Group LLC
_________________, 2007

(mm) The Company maintains insurance of the types and in the amounts which are customary for companies engaged in similar businesses, including, but not limited to: (i) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations and applicable foreign securities laws), (ii) insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, (iii) business interruption insurance and (iv) product liability insurance. The Company maintains and will continue to maintain insurance (of which the Company is the beneficiary) with at least $1,500,000 of coverage of the life of Robert Frank for a period of three (3) years from the Closing Date with an insurer rated at least AA or better in the most recent addition of “Best’s Life Reports”. There are no claims by the Company under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this paragraph are in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(nn) The Company has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local or foreign taxes is presently in effect or is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

(oo) No labor disturbance by the employees of the Company currently exists or, to the Company’s knowledge, is likely to occur.

(pp) Since January 1, 2005, the Company has not received any written notification from any of the five (5) largest suppliers (measured in dollar value) of the products sold by the Company or any Subsidiary: (i) that any such supplier is canceling or otherwise terminating its relationship with the Company or a Subsidiary and the Company does not know of any such supplier contemplating taking any such action or (ii) of a material dispute or a material dissatisfaction concerning the Company’s relationship with such a supplier that could reasonably be expected to result in the cancellation or termination of the relationship between the Company and such supplier.

Maxim Group LLC
_________________, 2007

(qq) The Company has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a Federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. Sec. 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sec. 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. Sec. 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. Sec. 2601, et seq.

(rr) Except as set forth in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company and covers any employee or former employee of the Company or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this paragraph, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity. The Company has provided the Representative with complete and accurate copies of all Employee Plans to which it is a party.

(ss) To the extent required by the applicable provisions of the Securities Act and the Rules and Regulations, the Registration Statement and the Prospectus identify each employment, severance or other similar arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of their respective ERISA Affiliates, and (iii) covers any employee or former employee of the Company or any of their respective ERISA Affiliates. These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement. The Company has provided the Representative with complete and accurate copies of all Benefit Arrangements to which it is a party.

Maxim Group LLC
_________________, 2007

(tt) Except as set forth in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of their respective ERISA Affiliates other than medical benefits required to be continued under applicable law, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 401(h) of the Code). With respect to any of the Company’s Employee Plans which are “group health plans” under Section 4980B of the Code and Section 607(1) of ERISA, there has been material compliance with all requirements imposed there under such that the Company or their respective ERISA Affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.

(uu) Except as set forth in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, the Company is not a party to nor subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $60,000 to any officer, consultant, director or employee.

(vv) Except as set forth in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, the execution of this Agreement, the Representative’s Warrant or any other Transaction Document and consummation of the transactions contemplated hereby and thereby does not constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company.

(ww) No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company would have any liability; each employee benefit plan of the Company is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

Maxim Group LLC
_________________, 2007

(xx) Except as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or except as would not have a Material Adverse Effect, the Company: (i) is and at all times has been in full compliance with all federal, state and local statutes, rules, regulations or guidance applicable to its current and proposed businesses and operations (“Applicable Laws”); (ii) has not received notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any federal, state, local or foreign governmental authority having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received notice of any claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any business operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and the Company does not have any knowledge that any third party has initiated, conducted or intends to initiate any such notice or action.

(yy) Neither the Company nor any of the Company’s officers, directors, employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(zz) The Company has not offered, or caused the Underwriters to offer, the Firm Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or its Affiliates to alter the customer’s or supplier’s level or type of business with the Company or any of its Affiliates or (ii) a journalist or publication to write or publish favorable information about the Company, any Affiliate or their respective products or services.

(aaa) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects (as such prospects are disclosed or described in any Preliminary Prospectus or the Prospectus), operations or results of operations of the Company.

Maxim Group LLC
_________________, 2007

(bbb) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Sale Preliminary Prospectus and the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers or directors of the Company).

(ccc) Any certificate signed by or on behalf of the Company and delivered to the Representative or to Ellenoff Grossman & Schole LLP, counsel for the Representative (“Underwriters’ Counsel”), shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

2.             Purchase, Sale and Delivery of the Shares and the Representative’s Warrants.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $______, the number of Firm Shares set forth opposite their respective names on Schedule A hereto, together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

(b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the offices of the Underwriters’ Counsel, 370 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the third (3rd) or, as permitted under Rule 15c6-1 under the Exchange Act, fourth (4th) business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Representative and the Company as permitted under Rule 15c6-1 under the Exchange Act (such time and date of payment and delivery being herein called the “Closing Date”). The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.”

(c) Payment of the purchase price for the Firm Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Firm Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Closing Date.

Maxim Group LLC
_________________, 2007

(d) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters an option to purchase up to an aggregate of ___________ Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time on or before the forty-fifth (45th) day following the final date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second (2nd) full business day after the date on which the option shall have been exercised nor later than the eighth (8th) full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(e) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by the Representative and the Company.

(f) Payment of the purchase price for the Additional Shares shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Additional Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

(g) On the Closing, the Company will further issue and sell to the Representative or, at the direction of the Representative, to other Underwriters or selling group members or bona fide officers of the Underwriters or selling group members, for an aggregate purchase price of $100, the Representative’s Warrant, which shall be exercisable for a period of five years from the effective date of the Registration Statement commencing on the one year anniversary of the effective date of the Registration Statement. The Representative’s Warrant shall be exercisable at a price equal to 120% of the initial public offering price of the Common Stock and shall contain terms and provisions more fully described herein below and as set forth more particularly in the Representative’s Warrant to be executed by the Company on the Closing Date, including, but not limited to: (i) one demand and unlimited piggyback registration rights for a period of five years after the Closing, (ii) cashless exercise; and (iii) customary anti-dilution provisions. The Representative’s Warrant shall not be redeemable. As provided in the Representative’s Warrant, the Representative may designate that the Representative’s Warrant be issued in varying amounts directly to other Underwriters and selling group members and to bona fide officers of the Underwriters and selling group members. As further provided, no sale, transfer, assignment, pledge or hypothecation of the Representative’s Warrant shall be made for a period of one year from the Closing Date, except: (a) by operation of law or reorganization of the Company, or (b) to the Underwriters and bona fide partners, officers of the Underwriters and selling group members.

Maxim Group LLC
_________________, 2007

3.             Offering. Upon authorization of the release of the Firm Shares or, as the case may be, the Additional Shares, by the Representative, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4.             Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing.

(b) The Company will notify the Representative immediately (and, if requested by the Representative, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose to enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Sale Preliminary Prospectus or the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representative shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representative with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit and afford the Representative a reasonable opportunity and time to review and comment thereon.

Maxim Group LLC
_________________, 2007

(c) The Company shall comply with the Securities Act, the Exchange Act and all applicable Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Exchange Act and all applicable Rules and Regulations in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if, to comply with the Securities Act, the Exchange Act or the Rules and Regulations, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document which is an exhibit to the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representative) which will correct such statement or omission or which will effect such compliance and will use its reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(d) The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of the Sale Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. The Company will promptly furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(e) The Company consents to the use and delivery of the Sale Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 4(b) of the Securities Act.

Maxim Group LLC
_________________, 2007

(f) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(g) During the period of 180 days after the effective date of the Registration Statement, neither the Company nor any of its Affiliates will directly or indirectly, take any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

(h) The Company will use its reasonable best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(i) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve (12) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an audited earnings statement of the Company complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(j) During the twelve (12) months following the Closing Date, without the consent of the Representative which shall not be unreasonably withheld, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, except for (i) a resale registration statement pursuant to the terms of the Amendment No. 2 to the Registration Rights Agreement dated as of October ____, 2007 between the Company and each of Smithfield Fiduciary LLC and Iroquois Master Fund Ltd., (ii) a resale registration statement pursuant to the terms of the Amendment to the Subscription Agreement dated as of October ____, 2007 between the Company and each of holders of the Company’s 8% debentures and the Series A convertible preferred stock, and (iii) a Form S-8 filed with the Commission in connection with any of the Company’s stock option plans.

(k) Prior to the Closing Date, each of the Company’s officers, directors and stockholders listed on a schedule previously provided to the Representative as of the Effective Date (the “Lock-Up Parties”) who own any of the Company’s outstanding shares of Common Stock, or warrants or options to purchase Common Stock or other securities convertible into Common Stock, shall enter into a written “lock-up” agreement in the form attached hereto as Annex II.

(l) During the twelve (12) month period following the Closing Date, the Company shall not, without the prior written consent of the Representative, offer, sell or distribute any of its securities, other than pursuant the Company’s 2007 Stock Equity Plan or pursuant to the terms of any securities exercisable or convertible into shares of the Company’s capital stock that are outstanding at the Closing Date.

Maxim Group LLC
_________________, 2007

(m) During the twenty-four (24) months following the Closing, the Company shall not offer, sell or distribute any convertible securities convertible at a price that may, at the time of conversion, be less than the Fair Market Value of the Common Stock on the date of the original sale, without the consent of the Representative, which consent shall not be unreasonably withheld. For purposes of this Section 4, the term “Fair Market Value” shall mean the greater of: (i) the average of the volume weighted average price of the Company’s common stock for each of the 30 trading days prior to the date of the original sale; and (ii) the last sale price of the Common Stock, during normal operating hours, as reported on the NCM, or any other exchange or electronic quotation system on which the Common Stock is then listed.

(n) For a period of two (2) years from the effective date of the Registration Statement, the Company, at its expense, shall provide the Representative a subscription to the Company’s weekly transfer sheets from the previous week and securities positions listings.

(o) For a period of two (2) years from the effective date of the Registration Statement, the Company, at its expense, shall obtain and keep current a listing in the Standard & Poors or Mergent Manuals (it being agreed that the Company shall obtain such listing prior to Closing);

(p) During the period of two (2) years from the effective date of the Registration Statement, the Company will furnish or make available via EDGAR to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will furnish or make available via EDGAR to the Underwriters: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request.

(q) The Company will not issue press releases or engage in any other publicity, without the Representative’s prior written consent (which consent shall not unreasonably be withheld, conditioned or delayed), other than normal and customary releases issued in the ordinary course of the Company’s business, for a period ending at 5:00 p.m. Eastern time on the first business day following the thirtieth (30th) day following the Closing Date.

(r) The Company will use its good faith best efforts to maintain its key person life insurance with an insurer rated at least AA or better in the most recent addition of “Best’s Life Reports” in the amount of $1,500,000 on the life of Robert Frank in full force and effect for a period of three (3) years from the Closing Date. The Company shall be the sole beneficiary of such policy.

Maxim Group LLC
_________________, 2007

(s) Upon conclusion of the Offering and for no less than two (2) years from the Closing Date, the Company will engage a financial public relations firm mutually acceptable to the Company and the Representative.

(t) The Company has or will retain a transfer agent reasonably acceptable to the Representative for the Shares and shall continue to retain such transfer agent (or another transfer agent reasonably acceptable to the Representative) for a period of three (3) years following the Closing Date.

(u) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representative, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or stockholders or to pay any accrued salaries or bonuses to any employees or former employees, except as disclosed in the Prospectus.

(v) The Company will use its reasonable best efforts to effect and maintain the listing of the Shares on the NCM.

(w) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(x) The Company will do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(y) The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or any other shares of Common Stock.

(z) The Company will not, without the prior written consent of the Representative (which consent may be given or withheld in the sole discretion of the Representative), for a period of six (6) months from the effective date of the Registration Statement, take (and will cause its Affiliates not to take), directly or indirectly: (i) any action which results in the release of any “lock-up” or similar share transfer restriction agreement made in favor of the Company, which agreement is in effect prior to the effective date of the Registration Statement and (ii) any action (including the issuance of any legal opinion by counsel to the Company) relating to or which would facilitate the sale of any securities of the Company (including any shares of Common Stock) under Rule 144 promulgated under the Securities Act, as the same may be amended from time to time.

Maxim Group LLC
_________________, 2007

(aa) The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, reasonably satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Shares for at least the period during which a Prospectus relating to the Shares is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus

(bb) Right to Appoint Observer. The Company will, for a period of two (2) years following the Closing of the Offering, engage a designee of the Representative as an observer (“Observer”) to its board of directors (the “Board”) where such Observer shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of the Board; provided, that such Observer shall not be entitled to any compensation, other than reimbursement for costs incurred in attending such meetings including, food, lodging and transportation and shall sign a confidentiality agreement. The Company further agrees that, during such two (2) year period, it shall schedule no less than four (4) meetings of the Board in each such year, at which meetings such Observer shall be permitted to attend or otherwise participate as set forth herein; such meetings shall be held quarterly each year. Further, during such two (2) year period, the Company shall give notice to the Representative with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions. In lieu of Representative’s right to designate an Observer, Maxim shall have the right during such three-year period, in its sole discretion, to designate one person for election as a director (“Director”) of the Company and the Company will utilize its reasonable best efforts to obtain the election of such person who shall be entitled to receive compensation equal to the compensation of other non-employee directors, excluding for the purposes of determining the amount of such other person whose compensation, the Chairperson of any committee of the Company’s Board and any such other person whose compensation exceeds the average compensation of the remaining eligible board members by 10%. In addition, such Director shall be entitled to receive the same expense reimbursements and other benefits as any other non-employee director. Representative agrees that any such person that it designates for election as a Director hereunder will be “independent” as that term is defined by either: (i) the by-laws of the NCM, if the Company’s securities are listed for trading on NCM at the time of such designation, or (ii) as defined by the American Stock Exchange Rules, if the securities are listed for trading on the AMEX at the time of such designation. In the event that the Company’s securities are neither listed on the NCM or AMEX at the time of such designation, any such Director will meet the independence requirements of the Sarb-Ox.

Maxim Group LLC
_________________, 2007

The Company agrees to indemnify and hold such Observer or Director harmless to the same extent provided to the other directors of the Company pursuant to the Company’s Certificate of Incorporation and applicable law against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of the Director at any such meeting described herein. Additionally, the Company shall maintain a liability insurance policy affording coverage for the acts of its officers and directors for a period of at least two (2) years from the Closing, and it agrees, if possible, to include Representative’s designee as an insured under such policy.

(cc) The Company represents and agrees that, unless it obtains the prior consent of Representative (which consent shall not unreasonably be withheld, conditioned or delayed), it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Securities Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 promulgated under the Securities Act, and has complied and will comply with the requirements said Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

5.             Consideration; Payment of Expenses.

(a) In addition to the underwriters’ discount provided for in Section 2(a) hereof, as additional consideration for the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Shares purchased) of a non-accountable expense allowance equal to two percent (2%) of the gross proceeds of the Offering (exclusive of proceeds from the sale of Additional Shares), less $50,000 previously paid.

(b) The Representative reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment.

(c) Whether or not: (i) the transactions are contemplated by this Agreement, (ii) the Registration Statement and the Prospectus are consummated or (iii) this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following:

(i) all expenses in connection with the preparation, printing, “edgarization” and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

Maxim Group LLC
_________________, 2007

(ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering;

(iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering;

(iv) the cost of two (2) “tombstone” advertisements to be placed in appropriate daily or weekly periodicals of the Representative’s choice (i.e., The Wall Street Journal and The New York Times);

(v) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws, including the fees and disbursements of Underwriters’ Counsel as set forth in Section 5(d) hereof in connection with such qualification and in connection with any blue sky survey undertaken by such counsel;

(vi) the filing fees incident to securing any required review by FINRA of the terms of the Offering;

(vii) all fees and expenses in connection with listing the Shares on the NCM;

(viii) all expenses of the Company and its representatives incurred in connection with attending or hosting meetings with prospective purchasers of the Shares (“Road Show Expenses”);

(ix) any stock transfer taxes incurred in connection with the transfer of securities from the Company to the Underwriters pursuant to this Agreement or the Offering;

(x) the cost of preparing stock certificates representing the Shares;

(xi) the cost and charges of any transfer agent or registrar for the Shares; and

(xii) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section 5.

(d) At the Closing, the Company shall issue a payment of $5,000 to Underwriters’ Counsel in consideration of “Blue Sky” services rendered. The Company shall also pay, as due, state registration, qualification and filing fees, FINRA filing fees and accountable out-of-pocket disbursements in connection with such registration, qualification or filing.

Maxim Group LLC
_________________, 2007

(e) The Company shall also reimburse the Representative for all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $3,000 per individual; provided, that the Company shall only be responsible for the fees, expenses and disbursements for the background checks for up to three (3) individuals, however, in the event that the Company has more than three (3) senior executive officers prior to the consummation of the Offering, the Company will pay up to $3,000 for the expenses and disbursements for the background checks for each such additional senior executive officer.

(f) It is understood, however, that except as provided in this Section 5, and Sections 7, 8 and 11(b) hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to this Section 5 or 11(b) hereof, the Company will pay all reasonable out-of-pocket accountable expenses of the Underwriters (including but not limited to the reasonable fees and disbursements of counsel to the Underwriters) incurred in connection herewith, less any amounts previously advanced to the Representative.

6.             Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained in all material respects, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any material misstatement or omission, (iii) the performance in all material respects by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

Maxim Group LLC
_________________, 2007

(b) The Representative shall have received the favorable written opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex I.

(c) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representative and to Underwriters’ Counsel.

(d) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 1 hereof that are qualified as to materiality or Material Adverse Effect are true and complete in all respects, and all of the representations and warranties of the Company set forth in Section 1 hereof that are not qualified as to materiality or Material Adverse Effect shall be true and complete in all material respects (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting: (x) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects (as such prospects are disclosed or described in any Preliminary Prospectus or the Prospectus) of the Company; (y) the long-term debt or capital stock of the Company; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.

(e) On the date of this Agreement, on the Closing Date and, as the case may be, on each Additional Closing Date, the Representative shall have received a “cold comfort” letter from BDO dated, respectively, as of the date of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter and, with respect to letters issued as of Additional Closing Dates, confirming the conclusions and findings set forth in such prior letter.

Maxim Group LLC
_________________, 2007

(f) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any material change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects (as such prospects are disclosed or described in any Preliminary Prospectus or the Prospectus) of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(g) The Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached hereto as Annex II.

(h) The Shares shall have been approved for listing on the NCM.

(i) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

(k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding, in the reasonable judgment of the Representative, could have a Material Adverse Effect.

(l) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents (including a customary certificate of the Company’s Secretary) as they may have reasonably requested.

Maxim Group LLC
_________________, 2007

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing, and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representative at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7.             Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Company contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus) or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission made by such party to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that (i) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information or (ii) such statement or omission was corrected in the Prospectus or in a Permitted Free Writing Prospectus in conformity with the requirements of the Securities Act. This indemnity agreement will be in addition to any liability, which the Company may otherwise have, including but not limited to other liability under this Agreement. Notwithstanding the foregoing, the foregoing indemnity shall not inure to the benefit of any Underwriter (or any Person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, if either a copy of a Permitted Free Writing Prospectus (previously approved in writing by the Representative as provided for in Section 4(bb) hereof) intended for general distribution to prospective investors or the Prospectus (in each case, as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if such Permitted Free Writing Prospectus intended for general distribution to prospective investors or Prospectus, as applicable, would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

Maxim Group LLC
_________________, 2007

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus (including the Sale Preliminary Prospectus) or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

Maxim Group LLC
_________________, 2007

8.             Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as: (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

9.             Underwriter Default.

Maxim Group LLC
_________________, 2007

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Shares as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto or the Underwriters (except in each case as provided in Sections 5, 7, 8, 10 and 11(d)), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

10.           Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The covenants and agreements contained in Sections 5, 7, 8, this Section 10 and Sections 14 and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

Maxim Group LLC
_________________, 2007

11.           Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the consummation of any closing to occur on an Additional Closing Date, as the case may be, if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the New York Stock Exchange, The NASDAQ Global Market, the NCM or the AMEX shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, The NASDAQ Global Market, the NCM or the AMEX or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States, (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions, or (C) a Material Adverse Change with respect to the Company shall have occurred and if the effect of any such event in (A), (B) or (C), in the reasonable judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all accountable, out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

12.           Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

Maxim Group LLC
_________________, 2007

(a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington, New York, New York 10174, Attention: Clifford A. Teller, Director of Investment Banking, in each case, with a copy to Underwriters’ Counsel at Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, 19th Floor, New York, New York, 10017, Attention: Douglas S. Ellenoff, Esq.; and

(b) if sent to the Company shall be mailed, delivered, or faxed and confirmed in writing to the Company at the addresses set forth in the Registration Statement, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center 666 Third Avenue New York, New York 10017 Attention: Kenneth R. Koch, Esq.;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13.            Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 6 and 7 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

14.           Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE SALE PRELIMINARY PROSPECTUS AND THE PROSPECTUS.

Maxim Group LLC
_________________, 2007

15. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend the Underwriters act or be responsible as a fiduciary to the Company, their respective management, stockholders, equity holders, creditors or any other person in connection with any activity the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree they are each responsible for making their own independent judgments with respect to any such transactions, and any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims the Company or their Affiliates may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters involving such transactions.

16. Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

17. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

Maxim Group LLC
_________________, 2007

19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[Signature Page Follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

CAMPUSU, INC.

By:
Name:
Title:

Accepted by the Representative, acting for itself and as
Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriters

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Maxim Group LLC
Ferris, Baker Watts, Incorporated
TOTAL

SCHEDULE B

Subsidiaries

Campus Tech, Inc., a Virginia corporation

ANNEX I

Form of Opinion of Company Counsel

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ANNEX II
Lock-Up Agreement

_________________, 2007

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

Re:  CampusU, Inc. Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the public offering (the “Offering”) by CampusU, Inc., a company organized and existing under the laws of the State of Delaware (the “Company”), of shares of its common stock, par value $0.0001 per share (the “Common Shares”). The Offering is governed by a certain Underwriting Agreement (the “Underwriting Agreement”), to be entered into by and between the Company and Maxim Group LLC (the “Representative”), as representative of the several underwriters named therein.

In order to induce the Representative to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the period from the date hereof until and through the six (6) month anniversary of the closing of the offering contemplated by the Underwriting Agreement (the “Lock-Up Period”), the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration.

As used herein, the term “Relevant Security” means any Common Shares or other security of the Company thereof that is convertible into, or exercisable or exchangeable for Common Shares or other equity securities of the Company or that holds the right to acquire any Common Shares or other equity securities of the Company or any other such Relevant Security.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

The undersigned hereby further agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security or (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

II-1

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Relevant Securities in the transactions described in clauses (i) through (v) below without the prior written consent of Maxim, provided that (1) Maxim receives a signed lock-up agreement for the balance of the lock-up period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise during the lock-up period and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers during the lock-up period:

(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

(iii)	as a distribution to members, partners or stockholders of the undersigned;

(iv)	to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; or

(v)	to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or immediate family of the undersigned.

For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned hereby represents and warrants to the Representative and the Company that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement of the terms hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

_____________________________

___________________

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